UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2020

CNX Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive, Suite 400

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock ($.01 par value) Preferred Share Purchase Rights	CNX —	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 26, 2020, CNX Resources Corporation, a Delaware corporation (“CNX”), CNX Midstream Partners LP, a Delaware limited partnership (the “Partnership”), CNX Midstream GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and CNX Resources Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of CNX (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub agreed to merge with and into the Partnership, with the Partnership surviving as an indirect wholly owned subsidiary of CNX (the “Merger”).

On September 28, 2020, the parties to the Merger Agreement completed the Merger. Pursuant to the Merger Agreement, at the effective time of the Merger, (i) each outstanding common unit representing a limited partner interest in the Partnership (each, a “Partnership Common Unit”) other than Partnership Common Units owned by CNX and its subsidiaries (each, a “Public Common Unit”), converted into the right to receive 0.88 shares of common stock, par value $0.01 per share, of CNX (the “CNX Common Stock” and the shares of CNX Common Stock issued in the Merger, the “Merger Consideration”); and (ii) (x) each of the phantom units and any other awards issued under a Partnership Long-Term Incentive Plan (each a “Partnership LTIP Award”) (other than the Director LTIP Awards (as defined below)), whether or not vested, that was outstanding immediately prior to the effective time of the Merger, ceased to relate to or represent any right to receive Partnership Common Units and converted into an equivalent award of restricted stock units relating to CNX Common Stock on the same terms and conditions as were applicable to the corresponding Partnership LTIP Award, including any applicable payment timing provisions and dividend equivalent rights, as applicable, subject to the terms of the Merger Agreement and (y) each Partnership LTIP Award held by a non-employee director whose service to the Partnership or its affiliates terminated upon the consummation of the Merger (each a “Director LTIP Award”) and became fully vested and automatically converted into the right to receive, with respect to each Partnership Common Unit subject thereto, the Merger Consideration (plus any accrued but unpaid amounts in relation to distribution equivalent rights). Except for the Class B units representing limited partner interests in the Partnership, which were automatically canceled immediately prior to the effective time of the Merger for no consideration in accordance with the Third Amended and Restated Agreement of Limited Partnership of CNX Midstream Partners LP, dated as of January 29, 2020, the interests in the Partnership owned by CNX and its subsidiaries remain outstanding as limited partner interests in the surviving entity. The General Partner continues to own the non-economic general partner interest in the surviving entity.

Pursuant to the Merger Agreement, CNX issued approximately 37.1 million shares of CNX Common Stock to the holders of Public Common Units as the Merger Consideration as described above.

The Merger Agreement is filed as Exhibit 2.1 to CNX’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2020, which agreement is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about CNX, the Partnership or their respective subsidiaries and affiliates.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2020, the Board of Directors of CNX (the “CNX Board”) approved an amendment to the CNX Resources Corporation Amended and Restated Equity and Incentive Compensation Plan (the “Plan”) to increase the aggregate number of shares of CNX Common Stock with respect to which Awards (as defined therein) may be granted under the Plan to effect the assumption of (i) certain outstanding awards previously granted under the CNX Midstream Partners LP 2014 Long-Term Incentive Plan (the “CNXM LTIP”), and (ii) a portion of the remaining unused unit reserve under the CNXM LTIP, in each case, effective as of the Effective Time as contemplated by the Merger Agreement (the “EIP Amendment”).

The foregoing description of the EIP Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the EIP Amendment, a copy of which was filed as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed with the SEC on September 28, 2020, which amendment is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

CNX and the Partnership issued a joint press release on September 28, 2020 announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of the Exhibit

2.1*	Agreement and Plan of Merger, dated as of July 26, 2020, by and among CNX Resources Corporation, CNX Midstream Partners LP, CNX Midstream GP LLC and CNX Resources Holdings LLC (incorporated by reference to Exhibit 2.1 to CNX’s Current Report on Form 8-K filed on July 27, 2020, File No. 14901).

10.1	Support Agreement, dated as of July 26, 2020, by and among CNX Midstream Partners LP, CNX Gas Company LLC and CNX Gas Holdings, Inc. (incorporated by reference to Exhibit 10.1 to CNX’s Current Report on Form 8-K filed on July 27, 2020, File No. 14901).

10.2	Amendment to CNX Resources Corporation Amended and Restated Equity and Incentive Compensation Plan, effective as of September 28, 2020. (incorporated by reference to Exhibit 4.5 to CNX’s Registration Statement on Form S-8 filed on September 28, 2020).

99.1	Press Release dated September 28, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX RESOURCES CORPORATION

By:	/s/ Donald W. Rush
Name:	Donald W. Rush
Title:	Chief Financial Officer

Dated: September 28, 2020